                                                                               .
                                                                               .
                                                                               .


                            CROSS REFERENCE TABLE(1)

Trust Indenture Act Section                   Indenture Section
---------------------------                   -----------------
310(a)(1)                                     7.10
(a)(2)                                        7.10
(a)(3)                                        N.A.
(a)(4)                                        N.A.
(a)(5)                                        7.10
(b)                                           7.10
(c)                                           N.A.
311(a)                                        7.11
(b)                                           7.11
(c)                                           N.A.
312(a)                                        2.5
(b)                                           14.3
(c)                                           14.3
313(a)                                        7.6
(b)(1)                                        N.A.
(b)(2)                                        7.7
(c)                                           7.6, 14.2
(d)                                           7.6
314(a)                                        4.6, 14.2
(b)                                           N.A.
(c)(1)                                        14.4
(c)(2)                                        14.4
(c)(3)                                        N.A.
(d)                                           N.A.
(e)                                           14.5
(f)                                           N.A.
315(a)                                        7.2
(b)                                           7.5, 14.2
(c)                                           7.1
(d)                                           7.1
(e)                                           6.13
316(a) (last sentence)                        14.6
(a)(1)(A)                                     6.11
(a)(1)(B)                                     6.12

--------------
(1) This Cross Reference Table is not part of the Indenture.

N.A. means not applicable.

Trust Indenture Act Section                   Indenture Section
---------------------------                   -----------------
(a)(2)                                        N.A.
(b)                                           6.8
(c)                                           9.4
317(a)(1)                                     6.3
(a)(2)                                        6.4
(b)                                           2.4
318(a)                                        14.1

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